SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 12, 2007 (January 8, 2007)

TELESTONE TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32503	84-1111224
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

(Address of principal executive offices)

Floor 6, Saiou Plaza, No. 5 Haiying Road, Fengtai Technology
Park, Beijing, China 100070

Registrant's telephone number, including area code (86)-10-836-70505

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 8, 2007, Telestone Technologies Corporation (the “Company”) issued a press release announcing its entry into contracts with China Telecom Sichuan Branch, China Unicom Guizhou Branch, China Netcom Hebei Branch and China Telecom Jiangxi Branch. The Company has been approved to be a qualified provider for these regional carriers in China.

A copy of the press release is attached hereto as Exhibit 99.1.

One January 10, Telestone Technologies Corporation (the “Company”) issued a press release announcing its entry into a contract with China Unicom Beijing Branch. The company has been approved to build China Unicom Beijing Branch’s Olympic Games projects.

A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release of Telestone Technologies Corporation, dated January 8, 2007.
99.2	Press Release of Telestone Technologies Corporation, dated January 10, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2007

TELESTONE TECHNOLOGIES CORPORATION

By:	/s/ Han Daqing
Name: Han Daqing
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of Telestone Technologies Corporation, dated January 8, 2007.
99.2	Press Release of Telestone Technologies Corporation dated January 10, 2007